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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2004
                                                           ------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


        1-11570                                           13-3098275
------------------------                    ------------------------------------
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
         --------------------------------------------------------------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
              ---------------------------------------------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On July 1, 2004, Allied Healthcare International Inc. (the "Company") issued a press release announcing that it will sell 14,500,000 shares of its common stock at a price of $4.90 per share in its follow-on public offering. Delivery of the shares is scheduled for July 8, 2004. The Company has granted the underwriters a 30-day option to purchase up to an additional 2,175,000 shares of common stock to cover over-allotment options, if any. A copy of the press release is attached to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits

         99.1     Press release dated July 1, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 1, 2004

                                           ALLIED HEALTHCARE INTERNATIONAL INC.


                                           By:   /s/ Marvet Abbassi
                                                 ----------------------------
                                                 Name: Marvet Abbassi
                                                 Title:   Financial Contoller